UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, DC 20549

                               FORM 8-K

                            CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the Securities
                         Exchange Act of 1934

   Date of Report (Date of earliest event reported): August 14, 2003
                                                     ---------------


                    Environmental Power Corporation
                    -------------------------------
        (Exact name of registrant as specified in its charter)


Delaware                            0-15472            04-2782065
--------                            -------            ----------
(State or other jurisdiction     (Commission         (IRS Employer
of incorporation)                File Number)      Identification No.)


      One Cate Street, 4th Floor, Portsmouth, New Hampshire 03801
               (Address of principal executive offices)


                            (603) 431-1780
         (Registrant's telephone number, including area code)

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Reporting Items:



Item 5. Other events.

Earnings Release Q2 2003

Exhibits.

99.1 Press Release

                               SIGNATURE


    Pursuant to the requirements of section 13 or 15 (d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                              Environmental Power Corporation
                              /s/ Joseph E. Cresci
                              -------------------------------
                              Chairman